Exhibit 10.1

CONTRIBUTION AGREEMENT

Among

MGG MIDSTREAM HOLDINGS, L.P.

a Delaware limited partnership

MAGELLAN MIDSTREAM HOLDINGS GP, LLC

a Delaware limited liability company

MAGELLAN MIDSTREAM HOLDINGS, L.P.

a Delaware limited partnership

and

MGG GP Holdings, LLC

a Delaware limited liability company

dated as of December 1, 2008

TABLE OF CONTENTS

ARTICLE I

DEFINITIONS

ARTICLE II

CONTRIBUTION TRANSACTIONS

i

ii

CONTRIBUTION AGREEMENT

THIS CONTRIBUTION AGREEMENT (this “Agreement”) is made and entered into as of December 1, 2008 by and among MGG MIDSTREAM HOLDINGS, L.P., a Delaware limited partnership (“MGG Holdings”), MAGELLAN MIDSTREAM HOLDINGS GP, LLC, a Delaware limited liability company (“GP LLC”), MAGELLAN MIDSTREAM HOLDINGS, L.P., a Delaware limited partnership (the “Partnership”) and MGG GP Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Partnership (“MGG GP Holdings”).

W I T N E S S E T H:

WHEREAS, MGG Holdings holds 8,841,193 Common Units representing limited partner interests in the Partnership;

WHEREAS, GP LLC holds 8,834 General Partner Units representing an approximate 0.01% General Partner Interest in the Partnership;

WHEREAS, MGG Holdings holds all of the issued and outstanding limited liability company interests in GP LLC (the “GP Membership Interest”);

WHEREAS, MGG Holdings desires to contribute the GP Membership Interest to the Partnership in exchange for $114,930.34 in cash and cease to be a member of GP LLC, upon the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the Partnership desires to contribute the GP Membership Interest to MGG GP Holdings and desires to cause MGG GP Holdings to be admitted to GP LLC as the sole member of GP LLC;

WHEREAS, GP LLC desires to eliminate the entire economic rights associated with its 8,834 General Partner Units (the “Economic Interest”) but remain general partner of the Partnership;

WHEREAS, the Partnership desires to cause MGG GP Holdings to amend and restate the GP LLC Agreement to provide for, among other items, the election of directors of the Board of Directors by the Limited Partners;

WHEREAS, GP LLC desires to amend the Partnership Agreement to provide for, among other items, (i) the elimination of the Economic Interest and (ii) the election of directors of the Board of Directors by the Limited Partners; and

WHEREAS, Thomas T. Macejko, Jr. and Thomas S. Souleles have delivered their resignations from the Board of Directors of GP LLC and the Board of Directors of Magellan Midstream Partners, GP, LLC, which resignations are effective upon the contribution and assignment of the GP Membership Interest by MGG Holdings to the Partnership.

NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

As used herein, the following terms have the following meanings:

“Affiliate” of a Person means a Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the first-mentioned Person.

“Agreement” has the meaning assigned to such term in the Preamble.

“Closing” means the closing of the transactions contemplated by this Agreement.

“Economic Interest” shall have the meaning assigned to such term in the Recitals.

“Encumbrances” shall have the meaning assigned to such term in Section 4.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“General Partner Units” shall have the meaning assigned to such term in the Partnership Agreement.

“GP LLC” has the meaning assigned to such term in the Preamble.

“GP LLC Agreement” means the Third Amended and Restated Limited Liability Company Agreement of GP LLC dated as of December 21, 2005.

“GP Membership Interest” has the meaning assigned to such term in the Recitals.

“Indemnified Party” has the meaning assigned to such term in Section 6.2(c)(i).

“Indemnifying Party” has the meaning assigned to such term in Section 6.2(c)(i).

“Loss” or “Losses” has the meaning assigned to such term in Section 6.2(a).

“MGG GP Holdings” has the meaning assigned to such term in the Preamble.

“MGG Holdings” has the meaning assigned to such term in the Preamble.

“MGG Holdings Indemnified Parties” has the meaning assigned to such term in Section 6.2(b).

“Partnership” has the meaning assigned to such term in the Preamble.

“Partnership Agreement” shall mean the Fourth Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of February 15, 2006, as amended prior to the date hereof.

“Partnership Agreement Amendment” has the meaning assigned to such term in Section 3.1.

“Person” shall mean an individual, corporation, association, trust, limited liability company, limited partnership, limited liability partnership, partnership, incorporated organization, other entity or group (as defined in Section 13(d)(3) of the Exchange Act).

“Restated GP LLC Agreement” has the meaning assigned to such term in Section 3.2.

“SEC” shall mean the United States Securities and Exchange Commission.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Subsidiary” when used with respect to any party means any corporation or other organization of which such party directly or indirectly owns at least a majority of the securities or other interests having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other organization.

“Transaction Documents” shall mean any agreements, contracts, documents, instruments and certificates provided for in this Agreement to be entered into by one or more of the parties hereto or any of their Affiliates in connection with the transactions contemplated by this Agreement, including the Partnership Agreement Amendment and the Restated GP LLC Agreement.

Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Partnership Agreement.

ARTICLE II

CONTRIBUTION TRANSACTIONS

The parties acknowledge and agree that the following transactions hereby occur in the following order effective as provided in Section 7.1:

Section 2.1 Contribution of GP Membership Interest to the Partnership. MGG Holdings hereby contributes and assigns the GP Membership Interest to the Partnership in exchange for $114,930.34 in cash and the Partnership hereby accepts such GP Membership Interest. The Partnership hereby agrees that it is bound by the terms and conditions of the GP LLC Agreement. Notwithstanding any provision in the GP LLC Agreement, the Partnership is hereby admitted to GP LLC as the sole member of GP LLC simultaneously with the consummation of the contribution and assignment of the GP Membership Interest by MGG Holdings to the Partnership contemplated hereby, and immediately thereafter, MGG Holdings shall and does hereby cease to be a member of GP LLC, and shall thereupon cease to have or exercise any right or power as a member of GP LLC. The parties hereto agree that the contribution and assignment of the GP Membership Interest by MGG Holdings to the Partnership, the Partnership’s admission as the sole member of GP LLC and MGG Holdings ceasing to be a member of GP LLC, shall not dissolve GP LLC, and GP LLC shall be continued without dissolution.

Section 2.2 Contribution of GP Membership Interest to MGG GP Holdings. The Partnership hereby contributes and assigns the GP Membership Interest to MGG GP Holdings as a capital contribution and MGG GP Holdings hereby accepts such GP Membership Interest. MGG GP Holdings hereby agrees that it is bound by the terms and conditions of the GP LLC Agreement. Notwithstanding any provision in the GP LLC Agreement, MGG GP Holdings is hereby admitted to GP LLC as the sole member of GP LLC simultaneously with the consummation of the contribution and assignment of the GP Membership Interest by the Partnership to MGG GP Holdings contemplated hereby, and immediately thereafter, the Partnership shall and does hereby cease to be a member of GP LLC, and shall thereupon cease to have or exercise any right or power as a member of GP LLC. The parties hereto agree that the contribution and assignment of the GP Membership Interest by the Partnership to MGG GP Holdings, the MGG GP Holdings’ admission as the sole member of GP LLC and the Partnership ceasing to be a member of GP LLC, shall not dissolve GP LLC, and GP LLC shall be continued without dissolution.

Section 2.3 Elimination of Economic Interest. The Economic Interest is hereby, and pursuant to the Partnership Agreement Amendment, eliminated by changing the General Partner Interest to a non-economic Partnership Interest and changing the General Partner’s Percentage Interest to zero (0), without consideration therefor and without any further action by any Person.

Section 2.4 Tax Election. The parties hereby acknowledge that MGG GP Holdings will make an election to be treated as an association taxable as a corporation for U.S. federal income tax purposes pursuant to Treasury Regulation §301.7701-3.

ARTICLE III

AMENDMENTS TO AGREEMENTS

Section 3.1 Amendment of Partnership Agreement. In order to further the purposes and intent of this Agreement, to evidence the elimination of the Economic Interest and to effect the provisions relating to the election of directors of the Board of Directors by the Limited Partners, GP LLC, as general partner of the Partnership, having determined that the amendments would not adversely affect the Limited Partners or any class thereof in any material respect, hereby exercises its rights and powers to amend the Partnership Agreement without the approval of any Limited Partner or assignee pursuant to Section 13.1(d)(i) of the Partnership Agreement and in accordance with Article XIII of the Partnership Agreement hereby amends the Partnership Agreement by adopting Amendment No. 2 thereto in the form attached hereto as Exhibit A (the “Partnership Agreement Amendment”).

Section 3.2 Amendment of GP LLC Agreement. In order to further the purposes and intent of this Agreement and to implement provisions relating to the election of directors of the Board of Directors by the Limited Partners, pursuant to Section 12.5 of the GP LLC Agreement, the GP LLC Agreement is amended and restated in its entirety by the fourth amendment and restatement thereof in the form attached hereto as Exhibit B (the “Restated GP LLC Agreement”).

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF MGG HOLDINGS

As of the date hereof, MGG Holdings hereby represents and warrants to the Partnership as follows:

Section 4.1 Organization. Each of MGG Holdings and GP LLC has been duly formed and is validly existing as a limited partnership and limited liability company, respectively, in good standing under the laws of the State of Delaware and has all requisite power and authority to own its respective properties and assets and to conduct its respective business as now conducted, except where the failure to be in good standing or the lack of power and authority could not reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement. Each of MGG Holdings and GP LLC is duly qualified to do business as a foreign entity in every jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualifications necessary.

Section 4.2 Ownership of GP Membership Interest. MGG Holdings is the record and beneficial owner of the GP Membership Interest. MGG Holdings owns the GP Membership Interest free and clear of any pledges, restrictions on transfer, proxies and voting or other agreements, liens, claims, charges, mortgages, security interests or other legal or equitable encumbrances, limitations or restrictions of any nature whatsoever (“Encumbrances”), except for restrictions on transfer arising under applicable securities laws. Except as set forth in the GP LLC Agreement, there are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any interests in GP LLC. There are no outstanding options, warrants or similar rights to purchase or acquire any equity interests in GP LLC.

Section 4.3 Authorization; Execution and Delivery of Agreement. Each of MGG Holdings and GP LLC has the power and authority to enter into this Agreement and to carry out its respective obligations hereunder. The execution and delivery of this Agreement and the performance of MGG Holdings’ obligations hereunder have been duly authorized by the board of managers of MGG Holdings’ general partner and no other proceedings on the part of MGG Holdings or its partners are necessary to authorize such execution, delivery and performance. The execution and delivery of this Agreement and the performance of GP LLC’s obligations (in its individual capacity, and not in its representative capacity as general partner of the Partnership) hereunder have been duly authorized by the Board of Directors and no other proceedings on the part of GP LLC or its members are necessary to authorize such execution, delivery and performance. This Agreement has been duly executed and delivered by each of MGG Holdings and GP LLC and constitutes a valid and binding obligation of MGG Holdings and GP LLC enforceable against each of them in accordance with its terms (except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors’ rights generally or by general equitable principles). To the extent applicable, MGG Holdings, as sole member of GP LLC, hereby approves this Agreement and the transactions contemplated hereby.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE PARTNERSHIP

As of the date hereof, the Partnership hereby represents and warrants to MGG Holdings as follows:

Section 5.1 Organization. Each of the Partnership and MGG GP Holdings has been duly formed and is validly existing as a limited partnership and limited liability company, respectively, in good standing under the laws of the State of Delaware and has all requisite power and authority to own its respective properties and assets and to conduct its respective business as now conducted, except where the failure to be in good standing or the lack of power and authority could not reasonably be expected to have a material adverse effect on the transactions contemplated by this Agreement. Each of the Partnership and MGG GP Holdings is duly qualified to do business as a foreign entity in every jurisdiction where the character of the properties owned or leased by it or the nature of the business conducted by it makes such qualifications necessary.

Section 5.2 Authorization; Execution and Delivery of Agreements. Each of the Partnership and MGG GP Holdings has all requisite power and authority to enter into this Agreement and each Transaction Document to which it is a party and to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each such Transaction Document and the performance of the Partnership’s and MGG GP Holdings’ obligations hereunder and thereunder have been duly authorized by the Board of Directors and, to the extent applicable, are hereby approved by GP LLC, as general partner of the Partnership, and by the Partnership, as managing member of MGG GP Holdings, and no other proceedings on the part of the Partnership, GP LLC or MGG GP Holdings are necessary to authorize such execution, delivery and performance. This Agreement and each Transaction Document to which the Partnership or MGG GP Holdings is a party have been duly executed and delivered by the Partnership and MGG GP Holdings and constitute valid and binding obligations of the Partnership and MGG GP Holdings, respectively, enforceable against the Partnership and MGG GP Holdings in accordance with their terms (except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar law affecting the enforcement of creditors’ rights generally or by general equitable principles).

ARTICLE VI

INDEMNIFICATION

Section 6.1 Survival.

(a) The representations and warranties of MGG Holdings contained herein or in any certificates or documents delivered pursuant to this Agreement shall survive the Closing for a period of one (1) year following the date of this Agreement; provided, however, that the representations and warranties set forth in Section 4.2 and Section 4.3 (Ownership of GP Membership Interest and Authorization; Execution and Delivery of Agreement) shall survive indefinitely.

(b) The representations and warranties of the Partnership contained herein or in any certificates or documents delivered pursuant to this Agreement shall survive the Closing for a period of one (1) year following the date of this Agreement; provided, however, that the representations and warranties set forth in Section 5.2 (Authorization; Execution and Delivery of Agreements) shall survive indefinitely.

Section 6.2 Indemnification.

(a) From and after the Closing, MGG Holdings shall indemnify and defend, save and hold the Partnership, MGG GP Holdings and GP LLC, and each of their officers, directors, employees and agents (collectively, the “Partnership Indemnified Parties”) harmless if any such Partnership Indemnified Party shall suffer any damage, judgment, fine, penalty, demand, settlement, liability, loss, cost, tax, expense (including reasonable attorneys’, consultants’ and experts’ fees), claim or cause of action (each, a “Loss,” and collectively, “Losses”) arising out of, relating to or resulting from:

(i) any breach or inaccuracy in any representation by MGG Holdings or the breach of any warranty by MGG Holdings contained in this Agreement or any certificates or other documents delivered pursuant to this Agreement; and

(ii) any failure by MGG Holdings to perform or observe any term, provision, covenant, or agreement on the part of MGG Holdings to be performed or observed under this Agreement or any certificate or other documents delivered pursuant to this Agreement.

(b) From and after the Closing, the Partnership shall indemnify and defend, save and hold MGG Holdings and each of its officers, directors, employees and agents (collectively, the “MGG Holdings Indemnified Parties”) harmless if any such MGG Holdings Indemnified Party shall suffer any Loss arising out of, relating to or resulting from:

(i) any breach or inaccuracy in any representation by the Partnership or the breach of any warranty by the Partnership contained in this Agreement or any certificates or other documents delivered pursuant to this Agreement; and

(ii) any failure by the Partnership to perform or observe any term, provision, or agreement on the part of the Partnership to be preformed or observed under this Agreement or any certificate or other documents delivered pursuant to this Agreement.

(c) The foregoing indemnification obligations shall be subject to the following limitations:

(i) the amount of any Losses suffered by any MGG Holdings Indemnified Party or Partnership Indemnified Party, as the case may be (such party seeking indemnification pursuant to this Article VI, the “Indemnified Party,” and the other party, the “Indemnifying Party”), shall be reduced by any third-party insurance, third-party recoveries and available tax benefits received or realizable by the Indemnified Party through its commercially reasonable efforts in respect of or as a result of such Losses. The Indemnified Party shall use commercially reasonable efforts to collect any amounts available under such insurance coverage and from such other third-party alleged to have responsibility and to realize any available tax benefits;

(ii) no claim may be asserted nor may any action be commenced against any party for breach or inaccuracy of any representation or breach of a warranty, unless written notice of such claim or action is received by the other party describing in reasonable detail the facts and circumstances with respect to the subject matter of such claim or action on or prior to the date on which the representation or warranty on which such claim or action is based ceases to survive as set forth in Section 6.1; and

(iii) no Indemnified Party shall be entitled under this Agreement to multiple recovery for the same Losses.

Section 6.3 Procedures. Any Indemnified Party shall notify the Indemnifying Party (with reasonable detail) promptly after it becomes aware of facts supporting a claim or action for indemnification under this Article VI, and shall provide to the Indemnifying Party as soon as practicable thereafter all information and documentation necessary to support and verify any Losses associated with such claim or action. Subject to Section 6.2(c)(ii), the failure to so notify or provide information to the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to any Indemnified Party, except to the extent that the Indemnifying Party demonstrates that it has been materially prejudiced by the Indemnified Party’s failure to give such notice, in which case the Indemnifying Party shall be relieved from its obligations hereunder to the extent of such material prejudice. The Indemnifying Party shall participate in and defend, contest or otherwise protect the Indemnified Party against any such claim or action by counsel of the Indemnifying Party’s choice at its sole cost and expense; provided, however, that the Indemnifying Party shall not make any settlement or compromise without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld or delayed) unless the sole relief provided is monetary damages that are paid in full by the Indemnifying Party. The Indemnified Party shall have the right, but not the obligation, to participate at its own expense in the defense thereof by counsel of the Indemnified Party’s choice and shall in any event use its reasonable best efforts to cooperate with and assist the Indemnifying Party. If the Indemnifying Party fails timely to defend, contest or otherwise protect against such suit, action, investigation, claim or proceeding, the Indemnified Party shall have the right to do so, including, without limitation, the right to make any compromise or settlement thereof, and the Indemnified Party shall be entitled to recover the entire cost thereof from the Indemnifying Party, including, without limitation, reasonable attorneys’ fees, disbursements and amounts paid as the result of such suit, action, investigation, claim or proceeding.

Section 6.4 Waiver of Consequential, Etc. Damages. TO THE FULLEST EXTENT PERMITTED BY LAW, NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, THE PARTNERSHIP SHALL NOT BE LIABLE TO THE MGG HOLDINGS INDEMNIFIED PARTIES, NOR SHALL MGG HOLDINGS BE LIABLE TO ANY OF THE PARTNERSHIP INDEMNIFIED PARTIES, FOR ANY EXEMPLARY, PUNITIVE, SPECIAL, INDIRECT, CONSEQUENTIAL, REMOTE, OR SPECULATIVE DAMAGES (INCLUDING, WITHOUT LIMITATION, ANY DAMAGES ON ACCOUNT OF LOST PROFITS OR

OPPORTUNITIES) RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 6.5 Compliance with Express Negligence Rule. TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RELEASES, DISCLAIMERS, LIMITATIONS ON LIABILITY, AND INDEMNITIES IN THIS AGREEMENT, INCLUDING THOSE IN THIS ARTICLE VI, SHALL APPLY EVEN IN THE EVENT OF THE SOLE, JOINT, AND/OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF THE PARTY WHOSE LIABILITY IS RELEASED, DISCLAIMED, LIMITED, OR INDEMNIFIED.

Section 6.6 Remedy. Except for seeking equitable relief under Section 7.11 or otherwise for actions involving fraud, from and after the Closing the sole remedy of a party in connection with (i) a breach or inaccuracy of the representations, or breach of warranties, in this Agreement or any certificates or other documents delivered pursuant to this Agreement on Closing, or (ii) any failure by a party to perform or observe any term, provision, covenant, or agreement on the part of such party to be performed or observed under this Agreement, shall, in each case, be as set forth in this Article VI.

Article VII

MISCELLANEOUS PROVISIONS

Section 7.1 Order of Completion of Transactions; Closing. Subject to the terms and conditions hereof, the Closing shall take place at the offices of Vinson & Elkins L.L.P., 1001 Fannin, Ste. 2500 Houston, TX 77002, on the date of this Agreement or such other date mutually agreed by the parties. The transactions provided for in Article II shall be completed as follows: (i) the transactions provided for in Section 2.1 shall be completed first; (ii) the transactions provided for in Section 2.2 shall be completed immediately following the completion of the transactions in Section 2.1; (iii) the transactions provided for in Section 2.3 shall be completed immediately following the completion of the transactions in Section 2.2; and (iv) the transactions provided for in Section 2.4 shall be effective as of the day following the date of this Agreement. The amendments provided for in Article III shall be effective concurrently with the completion of the transactions provided for in Section 2.1, Section 2.2 and Section 2.3 and be treated as if such transactions were completed simultaneously.

Section 7.2 Taking of Necessary Action. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

Section 7.3 Successors and Assigns; No Third Party Beneficiaries. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and permitted assigns; provided, however, that no parties shall assign or delegate any of the obligations created under this Agreement without the prior written consent of the other party. Except as contemplated by Article VI, nothing in this Agreement shall confer upon any

Person not a party to this Agreement, or the legal representatives of such Person, any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

Section 7.4 Fees and Expenses. Except as otherwise expressly provided in this Agreement, all legal, accounting and other fees, costs and expenses of a party hereto incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such fees, costs or expenses.

Section 7.5 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if delivered personally or sent by overnight courier or sent by facsimile (with evidence of confirmation of receipt) to the parties at the following addresses:

(a)	If to the Partnership, MGG GP Holdings or GP LLC, to:

Magellan Midstream Holdings GP, LLC

One Williams Center

Tulsa, Oklahoma 74172

Attn:	General Counsel
Telephone:	(918) 574-7000
Fax:	(918) 573-6928

with a copy (which shall not constitute notice to a party) to:

Vinson & Elkins L.L.P.

First City Tower

1001 Fannin, Ste. 2500

Houston, TX 77002

Attn: Brett Braden

(b)	If to MGG Holdings, to:

MGG Midstream Holdings, L.P.

One Williams Center

Tulsa, Oklahoma 74172

Attn:	General Counsel
Telephone:	(918) 574-7000
Fax:	(918) 573-6928

with a copy (which shall not constitute notice to a party) to:

Madison Dearborn Partners, LLC

70 West Madison Street

Suite 3800

Chicago, IL 60602

Attention:	Patrick C. Eilers
Telephone:	(312) 895-1060

Telecopy: (312) 895-1206

And a copy (which shall not constitute notice to a party) to:

Carlyle/Riverstone Energy Partners II, L.P.

712 Fifth Avenue, 51st Floor

New York, NY 10019

Attention:	Steve Coats
Telephone:	(212) 993-0093
Telecopy:	(212) 993-0077

or to such other Persons or at such other addresses as shall be furnished by any party by like notice to the other, and such notice or communication shall be deemed to have been given or made as of the date so delivered or mailed. No change in any of such addresses shall be effective insofar as notices under this Section 7.5 are concerned unless such changed address is located in the United States of America and notice of such change shall have been given to such other party hereto as provided in this Section 7.5.

Section 7.6 Entire Agreement. This Agreement, together with the Transaction Documents, represent the entire agreement and understanding of the parties with reference to the transactions set forth herein and therein and no representations or warranties have been made in connection herewith and therewith other than those expressly set forth herein or therein. This Agreement, together with the Transaction Documents supersede all prior negotiations, discussions, correspondence, communications, understandings and agreements between the parties relating to the subject matter hereof or thereof and all prior drafts of such documents, all of which are merged into such documents. The parties intend that no prior drafts of such documents and no words or phrases from any such prior drafts shall be admissible into evidence in any action or suit involving such documents.

Section 7.7 Amendments. This Agreement may be amended, modified or supplemented only by a written instrument executed by the parties hereto.

Section 7.8 Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

Section 7.9 Titles and Headings. The Article and Section headings and any table of contents contained in this Agreement are solely for convenience of reference and shall not affect the meaning or interpretation of this Agreement or of any term or provision hereof.

Section 7.10 Signatures and Counterparts. To the fullest extent permitted by law, facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission shall be the same as delivery of an original. At the request of any of the parties, the parties will confirm facsimile transmission by signing a duplicate original document.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

Section 7.11 Enforcement of Agreement; Damages. The parties hereto agree that irreparable damage would occur if any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall, to the fullest extent permitted by law, be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereto, this being in addition to any other remedy to which they are entitled at law or in equity.

Section 7.12 Governing Law. This Agreement shall be governed by and construed in accordance with the internal and substantive laws of State of Delaware and without regard to any conflicts of laws concepts that would apply the substantive law of some other jurisdiction. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S. $100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY CONFIRMS AND AGREES (i) THAT IT IS AND SHALL CONTINUE TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii) TO THE EXTENT THAT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS AND NOTIFY THE OTHER PARTIES HERETO OF THE NAME AND ADDRESS OF SUCH AGENT.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MGG MIDSTREAM HOLDINGS, L.P.

By:	MGG Midstream Holdings GP, LLC, its general partner

By:	/s/ Don R. Wellendorf
Name: Don R. Wellendorf
Title: President and CEO

MAGELLAN MIDSTREAM HOLDINGS GP, LLC

By:	/s/ Don R. Wellendorf
Name: Don R. Wellendorf
Title: President and CEO

MAGELLAN MIDSTREAM HOLDINGS, L.P.

By:	Magellan Midstream Holdings GP, LLC, its general partner

By:	/s/ Don R. Wellendorf
Name: Don R. Wellendorf
Title: President and CEO

MGG GP HOLDINGS, LLC

By:	Magellan Midstream Holdings GP, LLC, its managing member

By:	Magellan Midstream Holdings GP, LLC, its general partner

By:	/s/ Don R. Wellendorf
Name: Don R. Wellendorf
Title: President and CEO

Signature Page to Contribution Agreement

Exhibit A

Form of Partnership Agreement Amendment

Exhibit B

Form of Restated GP LLC Agreement